                                                                   EXHIBIT 10.19


===============================================================================


                          PURCHASE AND SALE AGREEMENT


                                    BETWEEN

                          LEVIATHAN DEEPWATER, L.L.C.

                                   AS SELLER


                                      AND


                       ANR WESTERN GULF HOLDINGS, L.L.C.

                                    AS BUYER






                         DATED AS OF SEPTEMBER 30, 1999


===============================================================================

                          PURCHASE AND SALE AGREEMENT

                               TABLE OF CONTENTS


ARTICLE I  DEFINITIONS............................................................................................1
   1.1   Definitions..............................................................................................1
   1.2   Terminology..............................................................................................3

ARTICLE II PURCHASE AND SALE......................................................................................4
   2.1   The Transactions.........................................................................................4
   2.2   Closing..................................................................................................4
   2.3   Actions at Closing.......................................................................................4

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF SELLER............................................................4
   3.1   Organization and Good Standing...........................................................................4
   3.2   Authority of Seller......................................................................................4
   3.3   No Violations............................................................................................5
   3.4   Title to Purchased Interest..............................................................................5
   3.5   Governmental and Third Party Approvals...................................................................5

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER................................................................6
   4.1   Organization and Good Standing...........................................................................6
   4.2   Authority of Buyer.......................................................................................6
   4.3   No Violations............................................................................................6
   4.4   Acquisition as Investment................................................................................6
   4.5   Brokerage or Finders Fees................................................................................7

ARTICLE V  ADDITIONAL AGREEMENTS AND COVENANTS....................................................................7
   5.1   Covenants of Seller......................................................................................7
   5.2   Covenants of Buyer.......................................................................................7
   5.3   Mutual Covenants.........................................................................................7

ARTICLE VI CONDITIONS TO CLOSING..................................................................................8
   6.1   Buyer's Obligation to Close..............................................................................8
   6.2   Seller's Obligation to Close.............................................................................9

ARTICLE VII  INDEMNIFICATION.....................................................................................10
   7.1   Indemnification of Buyer................................................................................10
   7.2   Indemnification of Seller...............................................................................11
   7.3   Indemnification Procedures..............................................................................11
   7.4   Negligence..............................................................................................13
   7.5   Limitation on Liabilities...............................................................................13
   7.6   Survival................................................................................................13

ARTICLE VIII  TERMINATION RIGHTS.................................................................................14
   8.1   Termination.............................................................................................14
   8.2   Effect of Termination...................................................................................14

ARTICLE IX ARBITRATION...........................................................................................14
   9.1   Arbitration.............................................................................................14

                                       i

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

ARTICLE X  GENERAL...............................................................................................16
   10.1  Exclusive Agreement.....................................................................................16
   10.2  Successors and Assigns..................................................................................16
   10.3  Amendments..............................................................................................16
   10.4  Further Assurances......................................................................................16
   10.5  Notices.................................................................................................17
   10.6  Governing Law...........................................................................................17
   10.7  Severability............................................................................................17
   10.8  Counterparts............................................................................................17
   10.9  Expenses................................................................................................17

Exhibits to Purchase and Sale Agreement:

         Exhibit A         Form of Assignment

                          PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT is made and entered into as of the 30th day of September, 1999 between Leviathan Deepwater, L.L.C., a Delaware limited liability company ("Seller") and ANR Western Gulf Holdings, L.L.C., a Delaware limited liability company ("Buyer").

         WHEREAS, Seller owns a 59.66% membership interest in Deepwater Holdings, L.L.C., a Delaware limited liability company ("Holdings"), and Buyer (together with its affiliates) owns a 40.34% membership interest in Holdings;

         WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller a 9.66% membership interest in Holdings (the "Purchased Interest"), subject to and in accordance with the terms of this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions hereinafter set forth, the Parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

         1.1 Definitions. The terms set forth below shall have the meanings ascribed to them in this Article I or in the part of this Agreement referred to below:

         Affiliate: with respect to an entity, any other entity controlling, controlled by or under common control with such entity. As used in this definition, the term "control," including the correlative terms "controlling," "controlled by" and "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of an entity, whether through ownership of voting securities, by contract or otherwise.

         Agreement: this Purchase and Sale Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

         Business Day: any day other than a Saturday, a Sunday or a day on which banks in Houston, Texas are authorized or required by law to be closed.

         Buyer: as defined in the preamble.

         Buyer Indemnified Party: as defined in Section 7.1.

         Claim: any demand, claim, action, investigation, cause of action, legal proceeding or arbitration, whether or not ultimately determined to be valid.

         Claim Notice: as defined in Section 7.3.1.

         Closing: as defined in Section 2.2.

         Closing Date: as defined in Section 2.2.

         Code: the Internal Revenue Code of 1986, as amended.

         Election Period: as defined in Section 7.3.1.

         Encumbrance: any lien, pledge, condemnation proceeding, claim, restriction, security interest, mortgage, preferential right, option, defect in title or similar encumbrance.

         Environmental Laws: any and all federal, state and local laws, statutes, regulations, rules, orders, ordinances or permits of any governmental authority pertaining to health, the environment, wildlife or natural resources in effect in any and all jurisdictions in which the assets of Stingray or WCDC are located, including, without limitation, the Clean Air Act, as amended, and the Federal Water Pollution Control Act, as amended, the Rivers and Harbors Act of 1899, as amended, the Safe Drinking Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act, as amended, the Hazardous and Solid Waste Amendments Act of 1984, as amended, the Toxic Substances Control Act, as amended, the Occupational Safety and Health Act, as amended, the Oil Pollution Act, as amended, the Pipeline Safety Act, as amended, the Natural Gas Pipeline Safety Act, as amended, the Hazardous Liquid Pipeline Safety Act, as amended, and the Hazardous Materials Transportation Act, as amended.

         Governmental Authority: any court, governmental department, commission, council, board, agency or other instrumentality of the United States of America or any state, county, municipality or local government.

         LLC Agreement: the limited liability company agreement of Holdings, as amended, restated, supplemented or otherwise modified to the date hereof.

         Holdings: as defined in the preamble.

         HSR Act: the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         Indemnified Party: as defined in Section 7.3.1.

         Indemnifying Party: as defined in Section 7.3.1.

         Indemnity Notice: as defined in Section 7.3.4.

         Legal Requirement: all applicable laws, rules, regulations, codes, ordinances, permits, bylaws, variances, orders, conditions, and licenses of a Governmental Authority.


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

         Loss: any loss, damage, cost, liability or expense (including reasonable costs of defense and investigations, settlements, and reasonable attorneys' and experts' fees) or penalties or fines.

         Membership Interest: as defined in the LLC Agreement.

         Notices: as defined in Section 10.5.

         Parties: Seller and Buyer.

         Party: Seller or Buyer.

         Person: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         Purchased Interest: as defined in the preamble.

         Purchase Price: as defined in Section 2.1.

         Reasonable Efforts: the efforts that a prudent person or entity desirous of achieving a result would use in similar circumstances to ensure that such result is achieved expeditiously; provided, however, that an obligation to use Reasonable Efforts under this Agreement does not require the person or entity subject to that obligation to take actions that would incur any unreasonable out-of-pocket cost or expense in connection therewith.

         Seller: as defined in the preamble.

         Seller Indemnified Parties: as defined in Section 7.2.

         Taxes: all federal, state, local or foreign taxes, assessments or other Governmental Authority charges, excluding income taxes, together with any interest or penalties and other assessments thereon or related thereto.

         Third Party Claim: as defined in Section 7.3.1.

         1.2 Terminology. All article, section, subsection, schedule and exhibit references used in this Agreement are to this Agreement unless otherwise specified. All schedules and exhibits attached to this Agreement constitute a part of this Agreement and are incorporated herein. Unless the context of this Agreement clearly requires otherwise (a) the singular shall include the plural and the plural shall include the singular wherever and as often as may be appropriate, (b) the words "includes" or "including" shall mean "including without limitation," and (c) the words "hereof," "herein," "hereunder," and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear. Currency amounts referenced herein are in United States Dollars. References to

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

"generally accepted accounting principles" herein shall refer to such principles in effect in the United States of America as of the date of the statement to which such phrase refers.


                                   ARTICLE II
                               PURCHASE AND SALE

         2.1 The Transactions. Subject to and in accordance with the terms and conditions of this Agreement, Seller agrees to sell, assign, convey and transfer to Buyer, and Buyer agrees to purchase and accept from Seller, at the Closing the Purchased Interest for an aggregate amount equal to $26,122,000 (the "Purchase Price").

         2.2 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Pennzoil Place, South Tower, 711 Louisiana Street, Houston, Texas 77002 commencing at 10:00 a.m., local time, on (i) September 30, 1999, unless the conditions set forth in Sections 6.1 and 6.2 have not been fulfilled or waived by the applicable Party or (ii) such other date as the Parties shall agree in writing. The date on which the Closing actually occurs is referred to herein as the "Closing Date."

         2.3 Actions at Closing. At the Closing the following shall occur:

                  2.3.1 Seller will deliver Membership Interest certificates representing all of the Purchased Interest endorsed in blank and/or duly executed assignments of Membership Interest (in the form set forth in Exhibit "A") to Buyer, and

                  2.3.2 Buyer shall pay, or cause to be paid, to Seller an amount equal to the Purchase Price as set forth in Section 2.1. The amount payable by Buyer to Seller shall be payable by Buyer by wire transfer or delivery of other immediately available funds pursuant to Seller's instructions.


                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Buyer that:

         3.1 Organization and Good Standing. Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Seller is qualified to do business as a foreign corporation in all other jurisdictions where failure to be so qualified would have an adverse effect on the transactions contemplated hereby.

         3.2 Authority of Seller. Seller has all requisite limited liability company power and authority to enter into this Agreement and the other agreements contemplated herein to which it is a party, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof and thereof to be performed by it. The execution, delivery and performance of this Agreement and the other agreements contemplated herein by Seller and the transactions contemplated hereby to be consummated by Seller have been duly authorized by all requisite limited liability company action by Seller. This Agreement and the other agreements contemplated herein have been duly executed and delivered by Seller and constitute a valid and binding agreement of Seller enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency and other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         3.3 No Violations. The execution and delivery of this Agreement by Seller and the consummation of the transactions and agreements contemplated herein to be consummated by Seller do not and will not:

                  3.3.1 violate any provision of its certificate of formation, limited liability company agreement, or any equivalent governing instruments of Seller, or the LLC Agreement;

                  3.3.2 violate any provision of or require any filing, consent, authorization or approval under any Legal Requirement binding upon Seller;

                  3.3.3 result in a breach of, constitute a default under, or require any consent, authorization or approval under (i) any mortgage, indenture, loan or credit agreement or any other agreement or instrument evidencing indebtedness for money borrowed, or any financing lease to which Seller is a party or by which it is bound or to which any of its assets is subject, or (ii) in any material respect, any other agreement or instrument to which either Seller is a party or by which it is bound or to which any of its assets is subject; or

                  3.3.4 result in the creation or imposition of any Encumbrance on any asset of Holdings.

         3.4 Title to Purchased Interest. Seller owns beneficially and of record the Purchased Interest, free and clear of all Encumbrances. Seller has full legal right to sell, assign and transfer the Purchased Interest to Buyer and will, upon delivery of the assignment of Membership Interest in the form of Exhibit "A", as well as the delivery of any appropriate certificates representing the Purchased Interest to Buyer pursuant to the terms hereof, transfer to Buyer good and valid title to the Purchased Interest free and clear of any and all Encumbrances.

         3.5 Governmental and Third Party Approvals. No consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other third party is required to be obtained or made in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated herein.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller:

         4.1 Organization and Good Standing. Buyer is a Delaware limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Buyer is qualified to do business as a foreign entity in all other jurisdictions where the properties now owned or leased by Buyer or the nature of the business now conducted by it requires it to be so qualified.

         4.2 Authority of Buyer. Buyer has all requisite limited liability company power and authority to enter into this Agreement and the other agreements contemplated herein to which it is a party, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof and thereof to be performed by it. The execution, delivery and performance of this Agreement and the other agreements contemplated herein by Buyer and the transactions contemplated hereby and thereby to be consummated by Buyer have been duly authorized by all requisite limited liability company action by Buyer. This Agreement and the other agreements contemplated herein have been duly executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency and other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         4.3 No Violations. The execution and delivery of this Agreement by Buyer and the consummation of the transactions and agreements contemplated herein to be consummated by Buyer do not and will not:

                  4.3.1 violate any provision of its certificate of formation, limited liability company agreement, or any equivalent governing instruments of Buyer;

                  4.3.2 violate any provision of or require any filing, consent, authorization or approval under any Legal Requirement binding upon Buyer;

                  4.3.3 conflict with, result in a breach of, constitute a default under, or require any consent, authorization or approval under
         (i) any mortgage, indenture, loan or credit agreement or any other agreement or instrument evidencing indebtedness for money borrowed, or any financing lease to which Buyer is a party or by which it is bound or to which any of its properties is subject or (ii) in any material respect, any other agreement or instrument to which Buyer is a party or by which it is bound or to which any of its properties is subject.

         4.4 Acquisition as Investment. Buyer or its designee, as appropriate, is acquiring the Purchased Interest for its own account as an investment without the present intent to sell, transfer or otherwise distribute the Purchased Interest to any other person or entity.

         4.5 Brokerage or Finders Fees. Buyer and its Affiliates have no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.


                                   ARTICLE V
                      ADDITIONAL AGREEMENTS AND COVENANTS

         5.1 Covenants of Seller. Seller covenants and agree with Buyer as follows:

                  5.1.1 Transaction Costs. Seller shall bear and pay all of the costs, fees and expenses incurred by or on behalf of it in connection with the transactions contemplated by this Agreement.

                  5.1.2 Tax Election. Seller agrees, and Seller will cause its affiliated member(s) of Holdings, if any, to agree, to timely make, in the 1999 Holdings' tax return, the election under Internal Revenue Code Section 754 to adjust the basis of partnership property in conjunction with the transfer of the Purchased Interest contemplated herein. In addition, Seller agrees to cause its affiliated members of Stingray Pipeline Company, L.L.C. and West Cameron Dehydration Company, L.L.C. to timely make, in the appropriate Stingray and WCDC tax returns, the election under Internal Revenue Code Section 754 to adjust the basis of partnership property in conjunction with the transfers of the purchased interests described in the Purchase and Sale Agreement dated of even date herewith by and between NGPL Offshore Company and MidCon Dehydration Corp as Sellers and Leviathan Gas Pipeline Partners, L.P., as Buyer.

         5.2 Covenants of Buyer. Buyer covenants and agrees with Seller as follows:

                  5.2.1 Transaction Costs. Buyer shall bear and pay all of the costs, fees and expenses incurred by or on behalf of it in connection with the transactions contemplated by this Agreement.

                  5.2.2 Tax Election. Buyer agrees, and Buyer will cause its affiliated member(s) of Holdings, if any, to agree, to timely make, in the 1999 Holdings' tax return, the election under Internal Revenue Code Section 754 to adjust the basis of partnership property in conjunction with the transfer of the Purchased Interest contemplated herein.

         5.3 Mutual Covenants. Buyer and Seller each covenant and agree as follows:

                  5.3.1 Transfer Taxes. Buyer and Seller shall be equally responsible for the payment of all state and local transfer, sales, use or other similar Taxes resulting from the transactions contemplated by this Agreement.

                  5.3.2 Reasonable Efforts. Subject to the terms and conditions of this Agreement, each Party will use its Reasonable Efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable Legal Requirements to consummate the transactions contemplated by this Agreement, including satisfying the conditions to closing.

                  5.3.3 Certain Filings. Buyer and Sellers shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals, or waivers are required to be obtained from parties to any material agreements, in connection with the consummation of the transactions contemplated by this Agreement, and
         (ii) in taking such actions or making such filings, furnishing information required in connection therewith and seeking timely to obtain such actions, consents, approvals, or waivers.

                  5.3.4 Notices of Certain Events. Each of the Buyer and Seller shall promptly notify the other Party hereto of:

                  (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                  (b) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

                  (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to, or involving or otherwise affecting such Party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any provision of this Agreement or that relate to the consummation of the transactions contemplated by this Agreement; and

                  (d) (i) the discovery by such party that any representation or warranty contained in this Agreement is untrue or inaccurate in any material respect, (ii) the occurrence or failure to occur of any event which occurrence or failure to occur would be likely to cause any of the representations or warranties in this Agreement to be untrue or incorrect in any material respect at the Closing Date, except for representations and warranties that speak as of a specified date, which need only be true and correct as of the specified date and (iii) any material failure on its part to comply with or satisfy any covenant, conditions or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.3.4 shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.


                                   ARTICLE VI
                             CONDITIONS TO CLOSING

         6.1 Buyer's Obligation to Close. Buyer's obligation to close under this Agreement is subject to the fulfillment, on the Closing Date, of each of the following conditions (except to the extent that Buyer shall have hereafter agreed in writing to waive one or more of such conditions):

                  6.1.1 Litigation. There shall not be pending or threatened any litigation or proceeding (filed by a person or entity other than Buyer or its Affiliates) to restrain or prohibit any material portion of the transactions contemplated by this Agreement or to obtain material damages or other material relief in connection with the consummation of such transactions.

                  6.1.2 Compliance with Agreement. Seller shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by Seller on or prior to the Closing.

                  6.1.3 Representations and Warranties. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date.

                  6.1.4 HSR. Buyer and Seller shall have made all necessary filings under the HSR Act with respect to the consummation of the transactions contemplated by this Agreement and have received early termination of the waiting period under the HSR Act with respect thereto.

                  6.1.5 Regulatory Approval. Prior to or simultaneously with the Closing hereunder, Buyer and Seller shall have received all required regulatory approvals and authorizations in form and substance acceptable to each Party.

                  6.1.6 Third Party Consents. Prior to or simultaneously with the Closing hereunder, Buyer and Seller shall have received all required third party consents and approvals to the transactions contemplated under this Agreement and the other agreements contemplated herein.

                  6.1.7 Closings. The closing of the transactions contemplated in the Contribution and Assignment Agreement dated of even date herewith between Affiliates of Buyer and Affiliates of Seller and other agreements contemplated therein shall occur immediately prior to the Closing hereunder.

         6.2 Seller's Obligation to Close. The obligation of Seller to close under this Agreement is subject to the fulfillment on the Closing Date of each of the following conditions (except to the extent that Seller shall have hereafter agreed in writing to waive one or more of such conditions):

                  6.2.1 Litigation. There shall not be pending or threatened any litigation or proceeding (filed by a person or entity other than Seller or its Affiliates) to restrain or prohibit any material portion of the transactions contemplated by this Agreement or to obtain material damages or other material relief in connection with the consummation of such transactions.


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


                  6.2.2 Compliance with Agreement. Buyer shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by Buyer on or prior to the Closing.

                  6.2.3 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date.

                  6.2.4 HSR. Buyer and Seller shall have made all necessary filings under the HSR Act with respect to the consummation of the transactions contemplated by this Agreement and have received early termination of the waiting period under the HSR Act with respect thereto.

                  6.2.5 Regulatory Approval. Prior to or simultaneously with the Closing hereunder, Buyer and Seller shall have received all required regulatory approvals and authorizations in form and substance acceptable to each Party.

                  6.2.6 Third Party Consents. Prior to or simultaneously with the Closing hereunder, Buyer and Seller shall have received all required third party consents and approvals to the transactions contemplated under this Agreement and the other agreements contemplated herein.

                  6.2.7 Closings. The closing of the transactions contemplated in the Contribution and Assignment Agreement dated of even date herewith between Affiliates of Buyer and Affiliates of Seller and other agreements contemplated therein shall occur immediately prior to the Closing hereunder.


                                  ARTICLE VII
                                INDEMNIFICATION

         7.1 Indemnification of Buyer. Seller shall indemnify and defend Buyer, its Affiliates (including any Affiliates designated by Buyer to purchase the Purchased Interest if the Closing occurs) and their directors, officers, employees, contractors, agents and other representatives (each a "Buyer Indemnified Party") against, and hold each Buyer Indemnified Party harmless from any Loss that such Buyer Indemnified Party incurs to the extent arising out of or resulting from any of the following:

                  7.1.1 the failure of any of the representations and warranties of Seller contained in this Agreement to be true and correct as of the date made or the inaccuracy of any such representation or warranty as of the date made; or

                  7.1.2 Seller's breach or the failure of Seller to perform or satisfy in any material respect any covenant made by, or other obligation of, Seller herein.


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

         7.2 Indemnification of Seller. Subject to Sections 7.4 and 7.5, Buyer shall indemnify and defend Seller and its Affiliates and their directors, officers, employees, contractors, agents and other representatives ("Seller Indemnified Parties") against, and hold each Seller Indemnified Party harmless from any Loss that such Seller Indemnified Party incurs, to the extent arising out of or resulting from any of the following:

                  7.2.1 the failure of any of the representations and warranties of Buyer contained in this Agreement to be true and correct as of the date made or the inaccuracy of any such representation or warranty as of the date made; or

                  7.2.2 Buyer's breach or the failure of Buyer to perform or satisfy in any material respect any covenant made by, or other obligation of, Buyer herein.

         7.3 Indemnification Procedures. All claims for indemnification under this Agreement shall be asserted and resolved as follows:

                  7.3.1 A party claiming indemnification under this Agreement (an "Indemnified Party") with respect to any third-party Claim or Claims asserted against the Indemnified Party ("Third Party Claim") that could give rise to a right of indemnification under this Agreement shall promptly (a) notify the party from whom indemnification is sought (the "Indemnifying Party") of the Third Party Claim and (b) transmit to the Indemnifying Party a written notice ("Claim Notice") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such Third Party Claim (if any), the Indemnified Party's best estimate of the amount of damages attributable to the Third Party Claim and the basis of the Indemnified Party's request for indemnification under this Agreement. Subject to Section 7.3.2, failure to provide such Claim Notice shall not affect the right of the Indemnified Party's indemnification hereunder except to the extent the Indemnifying Party is prejudiced thereby. Within 30 days after receipt of any Claim Notice (the "Election Period"), the Indemnifying Party shall notify the Indemnified Party (x) whether the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article VII with respect to such Third Party Claim and (y) whether the Indemnifying Party desires to defend the Indemnified Party against such Third Party Claim; provided that if the Indemnifying Party fails to so notify the Indemnified Party during the Election Period, the Indemnifying Party shall be deemed to have elected to dispute such liability.

                  7.3.2 If the Indemnifying Party notifies the Indemnified Party within the Election Period that the Indemnifying Party does not dispute its potential liability to the Indemnified Party under this
         Article VII and that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party shall have the right to defend, at its sole cost and expense, such Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 7.3.2. The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided that the Indemnifying Party shall not enter into any settlement agreement providing for a finding of responsibility or liability on the part of the Indemnified Party or providing any material sanction or material restriction upon the conduct of any business by the Indemnified Party without the Indemnified Party's consent, which consent shall not unreasonably be withheld. The Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party (but only if the Indemnified Party is actually entitled to indemnification hereunder), to file, during the Election Period, any motion, answer or other pleadings which the Indemnified Party shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party and not prejudicial to the Indemnifying Party (it being understood and agreed that if an Indemnified Party takes any such action, the Indemnifying Party shall be relieved of its obligations hereunder with respect to such Third Party Claim to the extent that such action prejudiced the Indemnifying Party). If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party elects to contest, including the making of any related counterclaim against the person or entity asserting the Third Party Claim or any cross-complaint against any person or entity. The Indemnified Party may participate in, but not control, any defense or settlement or any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 7.3, and the Indemnified Party shall bear its own costs and expenses with respect to such participation.

                  7.3.3 If the Indemnifying Party fails to notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 7.3.2, or if the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 7.3.2 but fails to diligently prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party (but only if the Indemnified Party is actually entitled to indemnification hereunder), the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. The Indemnified Party shall have full control of such defense and proceedings; provided, however, that the Indemnified Party may not enter into, without the Indemnifying Party's consent, which shall not be unreasonably withheld, any compromise or settlement of such Third Party Claim. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 7.3.3, and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

                  7.3.4 In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder which does not involve a Third Party Claim, the Indemnified Party shall promptly transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, the Indemnified Party's best estimate of the amount of damages attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within 60 days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the Indemnifying Party shall be deemed to have disputed such claim. If the

         Indemnifying Party has disputed (or is deemed to have disputed) such claim, such dispute shall be resolved by arbitration in accordance with Section 9.1.

         7.4 Negligence. SUBJECT TO SECTION 7.5, AN INDEMNIFIED PARTY SHALL BE ENTITLED TO INDEMNIFICATION HEREUNDER IN ACCORDANCE WITH THE TERMS HEREOF, REGARDLESS OF WHETHER THE LOSS OR CLAIM GIVING RISE TO SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, JOINT, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR VIOLATION OF ANY LAW OF OR BY SUCH INDEMNIFIED PARTY. THE PARTIES AGREE THAT THIS PARAGRAPH CONSTITUTES A CONSPICUOUS LEGEND.

         7.5 Limitation on Liabilities.

                  7.5.1 BUYER AND SELLER (I) AGREE THAT ONLY ACTUAL DAMAGES SHALL BE RECOVERABLE UNDER THIS AGREEMENT AND (II) HEREBY WAIVE ANY RIGHT TO RECOVER, AND AGREE THAT THE TERM LOSSES SHALL NOT COVER, SPECIAL, PUNITIVE, CONSEQUENTIAL, INCIDENTAL OR EXEMPLARY DAMAGES (WHETHER BASED ON STATUTE, CONTRACT, TORT OR OTHERWISE, AND WHETHER OR NOT ARISING FROM THE INDEMNIFYING PARTY'S SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT) EXCEPT TO THE EXTENT ANY SUCH PARTY SUFFERS SUCH DAMAGES TO AN UNAFFILIATED THIRD-PARTY IN CONNECTION WITH A THIRD-PARTY CLAIM, IN WHICH EVENT SUCH DAMAGES SHALL BE RECOVERABLE.

         7.6 Survival. The representations and warranties in Article III shall survive the Closing solely for purposes of this Article VII and shall terminate four years and six months after the Closing Date. The representations and warranties in Article IV shall survive the Closing solely for purposes of this
Article VII and shall terminate four years and six moths after the Closing Date. No Claim can be brought with respect to any inaccuracy or failure of any representation and warranty under this Agreement unless a Claim Notice or Indemnity Notice specifying the inaccuracy or failure of the representation or warranty forming the basis of such Claim has been delivered to the Party making such representation or warranty prior to the termination date of such representation or warranty as described in this Section 7.6. Notwithstanding anything to the contrary in this Agreement, the indemnification provisions of this Agreement shall be the exclusive remedies for any Claim based upon this Agreement or the transactions described herein following Closing. In furtherance of the foregoing, all other remedies available at law or in equity, in tort, contract or otherwise are hereby waived, released and discharged by Seller and Buyer.

                                  ARTICLE VIII
                               TERMINATION RIGHTS

         8.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned as follows:

                  8.1.1 By the mutual written consent of Buyer and Seller at any time prior to the Closing;

                  8.1.2 By Buyer or Seller if an order to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated hereby shall have been entered;

                  8.1.3 By Seller at any time prior to the Closing if the Closing shall not have occurred on or before September 30, 1999 by reason of a failure of any condition precedent under Section 6.2 unless the failure results primarily from the breach by Seller of any representation, warranty or covenant contained in this Agreement; or

                  8.1.4 By Buyer at any time prior to the Closing if the Closing shall not have occurred on or before September 30, 1999 by reason of a failure of any condition precedent under Section 6.1, unless the failure results primarily from Buyer itself breaching any representation, warranty or covenant contained in this Agreement.

         8.2 Effect of Termination. In the event of any termination of this Agreement pursuant to Section 8.1, (a) Seller and Buyer shall have no obligation or liability to each other except that the provisions of Article VII, IX and X shall survive any such termination, and (b) nothing herein and no termination pursuant hereto will relieve any party from liability for any breach of this Agreement prior to such termination or, with respect to those provisions that survive such termination, prior to or following termination.


                                   ARTICLE IX
                                  ARBITRATION

         9.1 Arbitration.

                  9.1.1 Any and all claims, counterclaims, demands, cause of action, disputes, controversies, and other matters in question arising out of or relating to this Agreement, any provision hereof, the alleged breach of any such provision, or in any way relating to the subject matter of this Agreement or the relationship between the Parties created by this Agreement, involving the Parties and/or their respective representatives (all of which are referred to herein as "Claims"), even though some or all of such Claims allegedly are extra-contractual in nature, whether such Claims sound in contract, tort, or otherwise, at law or in equity, under State or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration in accordance with this Section 9.1.

                  9.1.2 It is the intention of the Parties that the arbitration shall be conducted pursuant to the Federal Arbitration Act, as such Act is modified by this Agreement. The validity, construction, and interpretation of this Section 9.1, and all procedural aspects of the arbitration conducted pursuant to this Section 9.1, including the determination of the issues that are subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of "fraud in the inducement" to enter into this Agreement, or this arbitration provision, allegations of waiver, laches, delay or other defenses to arbitrability, and the rules governing the conduct of the arbitration (including the time for filing an answer, the time for the filing of counterclaims, the times for amending the pleadings, the specificity of the pleadings, the extent and scope of discovery, the issuance of subpoenas, the times for the designation of experts, whether the arbitration is to be stayed pending resolution of related litigation involved third parties not bound by this Agreement, the receipt of evidence, and the like), shall be decided by the arbitrators. The arbitration shall be administered by the American Arbitration Association (the "AAA"), and shall be conducted pursuant to the Commercial Arbitration Rules of the AAA, as modified by this Agreement. In deciding the substance of the parties' Claims, the arbitrators shall refer to the substantive laws of the State of Texas for guidance (excluding Texas choice-of-law principles that might call for the application of some other State's law). Notwithstanding any other provision in this Section 9.1 to the contrary, the Parties expressly agree that the arbitrators shall have absolutely no authority to award incidental, special, treble, exemplary or punitive damages of any type under any circumstances regardless of whether such damages may be available under Texas law, the law of any other State, or federal law, or under the Federal Arbitration Act, or under the Commercial Arbitration Rules of the AAA, the parties hereby waiving their right, if any, to recover incidental, special, treble, exemplary or punitive damages in connection with any such Claims.

                  9.1.3 The arbitration proceeding shall be conducted in Houston, Texas before a panel of three arbitrators appointed in accordance with the Commercial Arbitration Rules of the AAA consisting of persons from any of the following categories: (i) attorneys having practiced in the area of natural gas transportation law for at least ten (10) years, (ii) engineers with at least ten (10) years of experience in the natural gas transportation industry, or (iii) accountants with at least ten (10) years of experience in the natural gas transportation industry. The arbitrators shall conduct a hearing as soon as reasonably practicable after appointment of the third arbitrator, and a final decision completely disposing of all Claims that are the subject of the arbitration proceedings shall be rendered by the arbitrators as soon as reasonably practicable after the hearing. There shall be no transcript of the hearing before the arbitrators. The arbitrators' ultimate decision after final hearing shall be in writing, but shall be as brief as possible, and the arbitrators shall not assign reasons for their ultimate decision. In case the arbitrators award monetary damages to either Party, the arbitrators shall certify in their award that they have not included any incidental, special, treble, exemplary or punitive damages.

                  9.1.4 The fees and expenses of the arbitrators shall be borne equally by the Parties, but the decision of the arbitrators may include such award of the arbitrators' fees and expenses and of other costs and attorneys' fees as the arbitrators determine appropriate.

                  9.1.5 To the fullest extent permitted by law, the arbitration proceeding and the arbitrators' award shall be maintained in confidence by the Parties.

                  9.1.6 The award of the arbitrators shall be binding upon the parties and final and nonappealable to the maximum extent permitted by law, and judgment thereon may be entered in a court of competent jurisdiction and enforced by any Party as a final judgment of such court.


                                   ARTICLE X
                                    GENERAL

         10.1 Exclusive Agreement. This Agreement and the attached exhibit set forth the entire agreement and understanding of the Parties in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and undertakings (oral or written) relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any Party which is not embodied in or superseded by this Agreement or in the agreements and documents to be executed pursuant hereto, and no Party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth.

         10.2 Successors and Assigns. All of the terms, covenants, representations, warranties and conditions of this Agreement shall be binding upon, and inure to the benefit of, and be enforceable by, the Parties and their respective permitted successors and assigns (and in the case of indemnities to the benefit of all persons indemnified). This Agreement and the rights and obligations hereunder shall not be assigned by any Party hereto without the prior written consent of the other Party.

         10.3 Amendments. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Parties, or, in the case of a waiver, by or on behalf of the Party waiving compliance. The failure of any Party at any time or times to require performance of any provisions hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any Party of any condition, or of any breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

         10.4 Further Assurances. Each Party agrees to execute such further instruments or documents as the other Party may from time to time reasonably request in order to confirm or carry out the transactions contemplated in this Agreement; provided that no such instrument or document shall expand a Party's liability beyond that contemplated in this Agreement.

         10.5 Notices. All notices, requests, demands and other communications (collectively, "Notices") required or permitted to be given hereunder shall be in writing and delivered personally, or by facsimile transmission or mailed first class, postage prepaid, registered or certified mail, as follows:

         If to Buyer, to:

         ANR Western Gulf Holdings, L.L.C.
         500 Renaissance Center
         Detroit, Michigan 48243
         Attention:  President
         Facsimile:  (313) 496-3555


         If to Seller, to:

         Leviathan Deepwater, L.L.C.
         El Paso Energy Building
         1001 Louisiana
         Houston, Texas  77002
         Attention:   President
         Facsimile Number: (713) 420-5472

All Notices shall be effective upon receipt. Any Party may change its Notice address by giving written Notice to the other in the manner specified above.

         10.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         10.7 Severability. In the event any of the provisions hereof are held to be invalid or unenforceable under any Legal Requirement, the remaining provisions hereof shall not be affected thereby. In such event, the Parties agree and consent that such provisions and this Agreement shall be modified and reformed so as to effect the original intent of the Parties as closely as possible with respect to those provisions which were held to be invalid or unenforceable.

         10.8 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one agreement.

         10.9 Expenses. Except as expressly provided in this Agreement, whether or not the transactions contemplated hereby are consummated, each Party shall pay its own expenses incident to the preparation of the Agreement and for consummating the transaction.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Parties have duly executed this instrument the day and year first above written.

SELLER:

LEVIATHAN DEEPWATER, L.L.C.


By:     /s/ T. DARTY SMITH
       -----------------------------------
Name:       T. Darty Smith
       -----------------------------------
Title:      Vice President
       -----------------------------------



BUYER:

ANR WESTERN GULF HOLDINGS, L.L.C.


By:     /s/ WILLIAM L. JOHNSON
       -----------------------------------
Name:       William L. Johnson
       -----------------------------------
Title:      Senior Vice President
       -----------------------------------



Exhibit A:  Form of Assignment

                                   EXHIBIT A

                                   Assignment


         This Assignment is made and entered into as of September ___, 1999 by and between Leviathan Deepwater, a Delaware limited liability company ("Assignor") and ANR Western Gulf Holdings, L.L.C., a Delaware limited liability company ("Assignee").

         WHEREAS, in accordance with that certain Purchase and Sale Agreement dated as of September __, 1999 (the "Purchase and Sale Agreement") between Assignor and Assignee, Assignor desires to assign the Subject Interest (herein defined) to Assignee;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby confirmed and acknowledged), the parties hereto hereby stipulate and agree as follows:

         1. Assignment. Assignor hereby assigns, conveys, transfers, and contributes to Assignee, on the terms herein provided, all of its rights, title and interest in and to the property described on Exhibit "A" attached hereto (the "Subject Interest"). The Subject Interest is being assigned, along with other contributions, assignments and commitments, to Assignor in exchange for the execution and delivery of this Assignment and the other agreements executed in connection with the Purchase and Sale Agreement.

         2. Purchase and Sale Agreement. THIS ASSIGNMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THE PURCHASE AND SALE AGREEMENT, INCLUDING WITHOUT LIMITATION THE PROVISIONS THEREOF THAT LIMIT IN CERTAIN RESPECTS THE LIABILITY OF ASSIGNOR IN CONNECTION HEREWITH AND SET FORTH THE EXCLUSIVE REMEDIES OF THE PARTIES IN CONNECTION HEREWITH.

         3. Entire Agreement. This Assignment, the Purchase and Sale Agreement and the other agreements executed in connection and contemporaneously herewith constitute the entire agreement and supersede all prior (oral or written) or oral contemporaneous proposals or agreements, all previous negotiations and all other communications or understandings between the parties hereto with respect to the subject matter hereof.

         4. Amendment and Modification. All amendments, supplements and modifications to this Assignment shall be in writing and signed by each of the parties hereto.

         5. Counterparts. This Assignment may be executed in multiple counterparts, each of which, when executed, shall be deemed an original, and all of which shall constitute but one and the same instrument.

         6. Parties Bound by Agreement. This Assignment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

                                   EXHIBIT A
                                     Page 1

         7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         8. Exhibits and Schedules. All exhibits, schedules and the like contained herein or attached hereto are integrally related to this Assignment, and are hereby made a part of this Assignment for all purposes.

         9. Further Assurances. Subject to the terms and conditions set forth in this Assignment, each of the parties hereto agrees to use all reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Assignment. In case, at any time after the execution of this Assignment, any further action is necessary or desirable to carry out its purposes, the proper officers or directors of the parties hereto shall take or cause to be taken all such necessary action.

         10. Severability. Any term or provision of this Assignment that is invalid or unenforceable in any jurisdiction shall be ineffective as to such jurisdiction, to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Assignment or affecting the validity or enforceability of any terms and provisions of this Assignment in any other jurisdiction. If any provision of this Assignment is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.



           [The remainder of this page is intentionally left blank.]

                                   EXHIBIT A
                                     Page 2

         IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first above written.

                                 ASSIGNOR:

                                 LEVIATHAN DEEPWATER, L.L.C.


                                 By:
                                       -----------------------------------
                                 Name:
                                       -----------------------------------
                                 Title:
                                       -----------------------------------



                                 ASSIGNEE

                                 ANR WESTERN GULF HOLDINGS, L.L.C.


                                 By:
                                       -----------------------------------
                                 Name:
                                       -----------------------------------
                                 Title:
                                       -----------------------------------

AGREED TO AND ACCEPTED
THIS ___ DAY OF SEPTEMBER, 1999


DEEPWATER HOLDINGS, L.L.C.


By:
         -----------------------------------
Name:
         -----------------------------------
Title:
         -----------------------------------


                                   EXHIBIT A

                            Exhibit A to Assignment


A 9.66% membership interest in Deepwater Holdings, L.L.C., a Delaware limited liability company.





                                   EXHIBIT A
                                     Page 4